TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Operating and capital loss carry forwards	$ 21,348	$ 20,102
Reserves and allowances	3,723	3,800
Deferred tax asset before valuation allowance	25,071	23,902
Valuation allowance	(24,790)	(23,601)
Net deferred tax asset	281	301
Deferred tax liability
Net deferred tax asset	$ 281	$ 301